UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2024

ENTERPRISE PRODUCTS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor

Houston, Texas 77002

(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2024, Enterprise Products Partners L.P. (the “Partnership”), Enterprise Products OLPGP, Inc. and Enterprise Products Operating LLC (“EPO”) completed the public offering of $1.0 billion principal amount of EPO’s 4.60% senior notes due 2027 (the “Senior Notes HHH”) and $1.0 billion principal amount of EPO’s 4.85% senior notes due 2034 (the “Senior Notes III” and, together with the Senior Notes HHH, the “Notes”). Pursuant to the indentures described below, the Notes are guaranteed on an unsecured and unsubordinated basis by the Partnership pursuant to a guarantee (the “Guarantee” and, together with the Notes, the “Securities”).

The offering of the Securities has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-261416 and 333-261416-01) (the “Registration Statement”), as supplemented by the Prospectus Supplement dated January 2, 2024, relating to the Securities, filed with the United States Securities and Exchange Commission (the “SEC”) on January 3, 2024, pursuant to Rule 424(b) of the Securities Act (together with the accompanying prospectus dated November 30, 2021, the “Prospectus”).

The Securities were issued under (a) the Indenture, dated as of October 4, 2004 (the “Original Indenture”), among EPO (as successor to Enterprise Products Operating L.P.), as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Original Trustee”), as amended and supplemented by (i) the Tenth Supplemental Indenture, dated as of June 30, 2007 (the “Tenth Supplemental Indenture”), providing for EPO as the successor issuer, and (ii) the Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021 (the “Thirty-Sixth Supplemental Indenture”), among EPO, as issuer, the Partnership, as parent guarantor, the Original Trustee and U.S. Bank National Association, as separate trustee for the notes issued thereunder and debt securities subsequently issued under the Original Indenture (and as predecessor-in-interest to the Series Trustee (as defined below)), and (b) the Thirty-Eighth Supplemental Indenture, dated as of January 11, 2024 (the “Thirty-Eighth Supplemental Indenture” and, together with the Tenth Supplemental Indenture and the Thirty-Sixth Supplemental Indenture, the “Supplemental Indentures”), among EPO, as issuer, the Partnership, as parent guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Series Trustee”).

Interest will accrue at a rate of 4.60% per annum for the Senior Notes HHH and 4.85% per annum for the Senior Notes III, in each case, from January 11, 2024. Interest on the Senior Notes HHH is payable on January 11 and July 11 of each year, commencing July 11, 2024, and interest on the Senior Notes III is payable on January 31 and July 31 of each year, commencing July 31, 2024. The Senior Notes HHH mature on January 11, 2027 and the Senior Notes III mature on January 31, 2034. The Notes also provide that at any time prior to December 11, 2026, in the case of the Senior Notes HHH (such date, the “Senior Notes HHH Par Call Date”), and prior to October 31, 2033, in the case of the Senior Notes III (such date, the “Senior Notes III Par Call Date”), EPO may redeem some or all of the Notes at the applicable redemption price that includes accrued and unpaid interest and a make-whole premium. The make-whole premium is calculated based on the principal and interest that would have been due if the notes had matured on the Senior Notes HHH Par Call Date, in the case of the Senior Notes HHH, or on the Senior Notes III Par Call Date, in the case of the Senior Notes III. At any time on or after the Senior Notes HHH Par Call Date (in the case of the Senior Notes HHH) or the Senior Notes III Par Call Date (in the case of the Senior Notes III), EPO may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest.

The terms of the Securities, the Original Indenture and the Supplemental Indentures are further described in the Prospectus under the captions “Description of the Notes” and “Description of Debt Securities,” which descriptions are incorporated herein by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on January 4, 2024. Such descriptions do not purport to be complete and are qualified by reference to the Original Indenture, which is filed as Exhibit 4.1 hereto; the Tenth Supplemental Indenture, which is filed as Exhibit 4.2 hereto; the Thirty-Sixth Supplemental Indenture, which is filed as Exhibit 4.3 hereto; and the Thirty-Eighth Supplemental Indenture, which is filed as Exhibit 4.4 hereto, each of which are incorporated by reference herein.

Item 8.01	Other Events.

Certain legal opinions related to the Registration Statement are filed herewith as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of October 4, 2004, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed October 6, 2004).

4.2	Tenth Supplemental Indenture, dated as of June 30, 2007, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.54 to Form 10-Q filed August 8, 2007).

4.3	Thirty-Sixth Supplemental Indenture, dated as of September 15, 2021, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, Wells Fargo Bank, National Association, as Original Trustee, and U.S. Bank National Association, as Series Trustee (incorporated by reference to Exhibit 4.3 to Form 8-K filed September 15, 2021).

4.4	Thirty-Eighth Supplemental Indenture, dated as of January 11, 2024, by and among Enterprise Products Operating LLC, as Issuer, Enterprise Products Partners L.P., as Parent Guarantor, and U.S. Bank Trust Company, National Association, as Series Trustee.

4.5	Form of Note (included in Exhibit 4.4 above).

5.1	Opinion of Sidley Austin LLP.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

99.1	Description of the Notes and Description of Debt Securities (incorporated by reference to Exhibit 99.1 to Form 8-K filed January 4, 2024).

104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

	By:	Enterprise Products Holdings LLC,
its General Partner

Date: January 11, 2024	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President – Accounting, Risk Control
and Information Technology of the General Partner

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